UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2018

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA	95618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As anticipated, on January 2, 2018, Marrone Bio Innovations, Inc. (the “Company”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with the rules for continued listing set forth in Nasdaq Marketplace Rule 5620(a) because the Company has not yet held an annual meeting of shareholders within twelve months of the end of the Company’s 2016 fiscal year end. The notification has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Market.

Under Nasdaq rules, the Company will have 45 calendar days from the date of the notification to submit a plan to regain compliance, and if Nasdaq accepts the plan, Nasdaq can grant an exception of up to 180 calendar days from fiscal year end, or until June 29, 2018 to regain compliance. On January 3, 2018, the Company filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission for an Annual Meeting of Stockholders to be held on January 31, 2018 (the “Meeting”) to vote on the proposals described therein, and the Company expects to timely submit a plan of compliance to Nasdaq referencing the anticipated Meeting. While there can be no assurance that the Company will be successful in regaining compliance with the continued listing requirements and maintaining its listing of the Company’s common stock on the Nasdaq Global Market, the Company expects that upon completion of the Meeting, it will be in compliance with Nasdaq Marketplace Rule 5620(a).

Forward Looking Statements. This report contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this report regarding strategy, future operations and plans, including assumptions underlying such statements, are forward-looking statements, and should not be relied upon as representing the Company’s views as of any subsequent date. Examples of such statements include statements regarding the Meeting, the Company’s submission of a plan to regain compliance, and continued trading of its common stock on Nasdaq. Such forward-looking statements are based on information available to the Company as of the date of this report and involve a number of risks and uncertainties, some beyond its control, that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks include any potential postponement of the Meeting and uncertainty regarding price and volume fluctuations in the Company’s common stock. Additional information that could lead to material changes in the Company’s performance is contained in its filings with the Securities and Exchange Commission. The Company is under no obligation to, and expressly disclaims any responsibility to, update or alter forward-looking statements contained in this report, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: January 3, 2018	By:	/s/ Linda V. Moore
Linda V. Moore
Executive Vice President and General Counsel